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                                                                   Exhibit  23.1

Consent  of  Independent  Auditors

CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statement on Form S-8 of Covenant Financial Corporation of our report dated March 18, 2002 which appears in the Registrant's Form 10-KSB for the year ended December 31, 2001.

Malone  &  Bailey,  PLLC
www.malone-bailey.com
Houston,  Texas

January  8,  2003

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